Exhibit 10.4

Contractual Agreement

For the Implementation of Self-Driving Cars Project

This Contract was concluded on July 31, 2023 G in Dubai, UAW Between

1.	Invest 56 LLC

Hereinafter referred to as [the First Party]

2.	Micropolis Digital Development FZ-LLC

Hereinafter referred to as [the Second Party]

Preamble

Under this Contract, the First and Second Parties agreed to implement the self-driving cars project at the full responsibility of the Second Party and its own account, without any responsibility of any kind on the First Party, in accordance with the terms and conditions contained in this Contract.

First: Definitions and Nomenclature

The following terms shall have the meaning assigned to each of them as follows:

Project: Self-driving cars Self-driving cars: self-driving cars M01 and M02

The First Party: Invest 56 LLC

The Second Party: Micropolis Digital Development FZ-LLC

Product: Self-driving cars, including vehicles (MOl) and (M02), Technical Specifications Appendix.

Second: The First Party’s Obligations

1.	Providing the necessary facilities to the Second Party to carry out the required works.

2.	Providing data and information to the Second Party and any instructions within the scope of the subject matter of the Contract.

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3.	Receiving reports for the services performed and ensuring that they comply with the required specifications.

4.	Providing supervisors to follow up the workflow of the Second Party. For this purpose, the said supervisors may submit their observations and opinions that are in the interest of the First Party.

5.	Providing media support and contributing to the promotion of the product through the police’s public relations office.

6.	The First Party has the right to reject the product if it is in violation of the specifications and standards referred to in the preamble to this Contract. Further, according to this agreement, the First Party may order the Second Party to fulfill all product specifications.

7.	Receiving the share of the First Party from the Second Party.

Third: The Second Party’s Obligations

1.	The Second Party shall implement the project in accordance with the standards and specifications in force in this regard, with the aim of achieving the purpose for which this Contract was concluded, in order to achieve the interest of the First Party.

2.	The Second Party shall implement the project of self-driving cars that (autonomously) perform a set of security tasks and operations described below, according to the artificial intelligence technologies that it is provided with or that it creates, by linking them to security programs and systems. These tasks and operations are as follows:

a.	Carrying out surveillance and guarding in its deployment areas.

b.	Recognizing criminal behavior.

c.	Identifying the wanted persons.

d.	Identifying the vehicles required.

e.	Monitoring the traffic situation and monitoring violations.

f.	Following up the suspects and suspected and wanted vehicles.

g.	Carrying out forensic analysis and investigation.

h.	Linking to the operations room of the Dubai Police and sending early warning.

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3.	The Second Party shall abide by the laws, regulations, and decisions regulating the practice of the profession, its principles, and other regulations related to the principles of professional behavior in force in this regard, whicker carrying out its duties.

4.	The Second Party shall maintain the confidentiality of the information that it may obtain under this Contract during the period of validity of the Contract and after its termination for any reason and shall take all procedures to ensure the safety and security of that information. Further, the Second Party undertakes to refrain from disclosing that information to any other party except after obtaining the written consent of the First Party. This provision applies to consultants, technicians and employees in charge of implementing the subject matter of this Contract.

5.	The Second Party undertakes that the project subject of this Contract will be presented by it, as it is the executor of this type of study and marketing, and that it will fulfill all the obligations related to industrial and intellectual property rights as a result of its violation of such obligations.

6.	The Second Party undertakes that it will not, without the prior written consent of the First Party, assign this Contract (or any part thereof) or implement it through subcontractors or transfer it to any party or any person, and in all cases, the Second Party remains responsible before the First Party jointly with the assignee or the subcontractor for every breach of the implementation of this Contract.

7.	The Second Party shall deliver the specified percentages to the First Party.

8.	The Second Party shall bear all the financial costs of the project and all the technical operations for the production of the said vehicles.

9.	The Second Party shall implement the said project within (10) months, renewable for a period of (10) months, by virtue of agreement between the two parties, when the product is ready for marketing and sale.

10.	The Second Party guarantees the technical capability of the product to be connectable with the security systems that enable it to perform the jobs referred to in the preamble to the Contract.

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11.	The Second Party shall ensure that the intellectual property and the patent for the industrial design of the product and the security programs that operate the cars are a partnership between the two parties, excluding the self-driving program, and it shall remain a full ownership of the Second Party.

12.	The Second Party undertakes that the created and developed items, including devices and technologies relating to the product, are joint between the two parties to the Contract, the intellectual property and patents are joint as well between them. Any device or technology innovated and developed by one of the parties solely shall remain that party’s intellectual property and patent.

13.	The Second Party shall finance and produce one (1) self-driving car of each model and deliver it to the First Party ten (10) months after the date of this Contract, and two (2) self-driving cars of each model within 10 months, renewable for a maximum of 10 months after the first phase delivery period, in order to start the final commissioning tests.

14.	The Second Party ensures that the product is in compliance with all applicable standards and requirements in all concerned authorities in the United Arab Emirates and the Emirate of Dubai.

15.	The Second Party undertakes the marketing and sale of the product locally, regionally and globally, provided that this is done under the approval and supervision of the First Party regarding all transactions.

16.	The Second Party shall provide all requirements and information related to the protection of intellectual property rights (patents and designs) as well as the intellectual works related to the project and to deliver them to the First Party and the competent company upon request and as soon as possible. The Second Party shall bear the legal and financial responsibility in case of delay.

17.	The programs operating the self-driving cars of all forms, as well as the approved programs and systems are considered a partnership between the two parties.

18.	Any manufactured product operating with such programs is considered a joint intellectual property, even if it is not in a self-driving car.

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19.	ln the event of the legal termination of the Contract, the Second Party shall hand over all programs, joint systems and research to the First Party until the date of termination of the Contract. The Second Party may not use any programs that are of a security nature according to the laws and regulations in force in the United Arab Emirates.

Fourth: Financial Conditions:

Following the Second Party’s collection of the revenues resulting from selling the product, the revenues shall be divided after calculating the actual cost of the product as following:

a.	(50%) for the First Party.

b.	(50%) for the Second Party.

1.	The Second Party shall transfer the share of the First Party at the end of each calendar month after providing each service.

Fifth: Term of the Contract

The terms and conditions of this Contract will be valid for a period of 5 years starting from the day following the date of signing it, provided that the Second Party implements the project within ten months from the date of signing this Contract.

Sixth: Termination of the Contract

This Contract may be terminated by the First Party before its expiration, in the event that the Second Party breaches any of its provisions, or if it does not achieve the objective for which the Contract was concluded, while retaining its right to receive the compensation contained herein, provided that this termination did not arbitrarily happen.

Seventh: General Provisions

1.	If any change occurs to either party and would affect the implementation of this Contract, the two parties may consult and amend it, provided that the amendment is made upon written consent of both parties, without prejudice to the interest of the First Party.

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2.	The First Party has the right to reject the product if it is in violation of the specifications and standards referred to in the preamble to the Contract. It may, according to this Contract, order the Second Party to fulfill all the specifications of the product.

3.	Any condition in any document or paper that would exempt the Second Party from responsibility for the implementation of any of its obligations specified in this Contract shall be considered null and void.

4.	The provisions of Law No. (12) of 2020 Concerning Contracts and Warehouse Management in the Emirate of Dubai and the general regulations and conditions shall be applied in whatever is not provided for in this Contract.

5.	All disputes that may arise regarding the terms of this Contract shall be decided by the courts of the Emirate of Dubai, including the courts of the Dubai International Financial Center, and in the event that a solution to these disputes is not reached through negotiations.

*	In witness thereof, this Contract has been concluded on the day and month written at the beginning, and the two parties have signed it accordingly.

The First Party	The Second Party
Name:	Name: Farid El Gohary
Designation:	Designation: CEO
Signature:	Signature: [Signed]
Seal:	Seal: [Sealed]

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اتفاقية

عقد تنفيذ مشروع الدوريات ذاتية القيادة

لقد تم إبرام هذا العقد في اليوم 31 من شهر يوليو لسنة 2023م بدبي - دولة الإمارات العربية المتحدة . بين كل من:-

ا) انفست 56 ش.ذ.م.م

والمشار إليها فيما بعد : { بالطرف الاول }

ب) مايكرو بوليس ديجيتال ديفيلوبمينت منطقة حرة ذ.م.م.

والمشار إليها فيما بعد: **{ بالطرف الثاني }**

التمهيد

بموجب هذا العقد اتفق الطرفان الأول والثاني على تنفيذ مشروع الدوريات ذاتية القيادة وذلك على مسؤولية الطرف الثاني التامة وحسابه الخاص وبدون أدنى مسؤولية من أي نوع كانت على عاتق الطرف الأول وذلك وفقاً للشروط والأحكام الواردة في هذا العقد.

أولاً : التعاريف والمسميات

يكون للكلمات التالية الدلالات الموضحة امامها وهي:

المشروع: الدوريات ذاتية القيادة

الدوريات ذاتية القيادة : المركبات ذاتية القيادة M01 و M02

الطرف الأول: انفست 56 ش.ذ.م.م

الطرف الثاني: مايكرو بوليس ديجيتال ديفيلوبمينت منطقة حرة ذ.م.م.

المنتج: المركبات ذاتية القيادة وتشمل المركبات (M01) والمركبات (M02) ملحق المواصفات الفنية .

دي تي إس للترجمة القانونية
أبو الفتوح عزت
مترجم قانوني معتمد لدى وزارة العدل - دبي - الإمارات
عربي - إنجليزي - عربي | رقم القيد 657
DTS Legal Translation
Abouelfotouh Ezzat
Legal Translator Certified by
Ministry of Justice – Dubai – UAE
Arabic – English – Arabic

1

ثانياً: التزامات الطرف الأول

1. تقديم التسهيلات اللازمة للطرف الثاني لتنفيذ الأعمال المطلوبة.
2. توفير البيانات والمعلومات للطرف الثاني وأية تعليمات تكون في نطاق موضوع الاتفاقية.
3. استلام التقارير للخدمات المنجزة والتأكد من مطابقتها للمواصفات المطلوبة .
4. توفير مشرفين لمتابعة سير عمل الطرف الثاني ولهم في سبيل ذلك إبداء الملاحظات والآراء التي تتحقق معها مصلحة الطرف الأول.
5. تقديم الدعم الإعلامي و المساهمة في ترويج المنتج عن طريق شبكة العلاقات العامة الخاصة بالشرطة
6. يحق للطرف الأول رفض المنتج متى كان مخالفا للمواصفات والمقاييس المشار اليها في ديباجة العقد وله وفق هذا الاتفاق الزام الطرف الثاني باستيفاء كافة مواصفات المنتج.
7. استلام حصة الطرف الأول من الطرف الثاني.

ثالثاً: التزامات الطرف الثاني

1. يلتزم الطرف الثاني بتنفيذ المشروع وفق المعايير والمواصفات المعمول بها في هذا الشأن وذلك بهدف الوصول للغرض الذي من أجله تم ابرام هذه الاتفاقية وبما يتحقق معها مصلحة الطرف الأول .
2. يلتزم الطرف الثاني بتنفيذ مشروع (الدوريات ذاتية القيادة) وتقوم (ذاتيا) على أداء مجموعة من المهام والعمليات الأمنية الموضحة ادناه وفق تقنيات الذكاء الاصطناعي التي تزود بها او يتم ابتكارها ومن خلال ربطها بالبرامج والأنظمة الأمنية وهي :
   أ. القيام بعمليات المراقبة والحراسة في مناطق نشرها
   ب. التعرف على السلوك الاجرامي
   ت. التعرف على الأشخاص المطلوبين
   ث. التعرف على المركبات المطلوبة
   ج. متابعة المشتبه بهم والمركبات المشتبهة والمطلوبة
   ح. مراقبة الحالة المرورية ورصد المخالفات
   خ. القيام بعمليات التحليل والاستمراء الجنائي
   د. الارتباط بغرفة عمليات القيادة العامة لشرطة دبي والانذار المبكر

دي تي إس للترجمة القانونية
ابو الفتوح عزت
مترجم قانوني معتمد لدى وزارة العدل - دبي - الإمارات
عربي - إنجليزي - عربي | رقم القيد 657
DTS Legal Translation
Abouelfotouh Ezzat
Legal Translator Certified by
Ministry of Justice – Dubai – UAE
Arabic – English – Arabic

3. يلتزم الطرف الثاني بالتقيد أثناء مباشرته لمهامه بالقوانين والأنظمة و القرارات المنظمة لممارسة المهنة و أصولها و الأنظمة الأخرى المتصلة بمبادئ السلوك الوظيفي المعمول بها في هذا الشأن.
4. يتقيد الطرف الثاني بالحفاظ على سرية المعلومات التي قد يحصل عليها بموجب هذه الإتفاقية خلال فترة سريان الإتفاقية وبعد انتهائها لأي سبب من الأسباب واتخاذ كافة الخطوات لضمان سلامة وأمن تلك المعلومات ، ويتعهد بعدم الإفصاح عن تلك المعلومات إلى أي طرف آخر من الغير إلا بعد الحصول على موافقة خطية من الطرف الأول ، ويسري هذا القيد على المستشارين والفنيين والموظفين القائمين على تنفيذ موضوع هذه الاتفاقية .

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5. يلتزم الطرف الثاني ويتعهد بأن المشروع (موضوع هذه الإتفاقية) سيتم تقديمه من قبله باعتبارهم المنفذين لهذه النوعية من الدراسة والتسويق وتترتب عليهم جميع الإلتزامات المتعلقة بحقوق الملكية الصناعية والفكرية نتيجة مخالفتهم ذلك.

6. يلتزم الطرف الثاني بأنه لن يقوم بدون موافقة الطرف الأول الخطية المسبقة بالتنازل عن هذه الاتفاقية أو تنفيذها عن طريق متعاقدين من الباطن (أو أي جزء منها) أو الالتزام الوارد فيها أو تحويلها لأية جهة أو أي شخص وفي جميع الأحوال يبقى الطرف الثاني مسؤولاً أمام الطرف الأول بالتضامن مع المتنازل له أو المتعاقد من الباطن عن كل إخلال يطرأ على تنفيذ هذه الإتفاقية.

7. يلتزم الطرف الثاني بتسليم النسب المحددة للطرف الأول.

8. يتكفل الطرف الثاني بكافة التكاليف المالية للمشروع وكافة العمليات الفنية والتقنية لإنتاج المركبات المشار اليها .

9. يلتزم الطرف الثاني بتنفيذ المشروع خلال (10) اشهر قابلة للتجديدل مدة (10) اشهر بالاتفاق بين الطرفين حيث يكون المنتج جاهز للتسويق والبيع .

10. يضمن الطرف الثاني الامكانية الفنية للمنتج على الارتباط بالأنظمة الأمنية التي تمكنه من أداء المهام المشار اليها في ديباجة العقد .

11. يلتزم الطرف الثاني بأن تكون الملكية الفكرية وبراءة الاختراع الخاصة بالتصميم الصناعي للمنتج و البرامج الأمنية المشغلة للسيارات شراكة بين الطرفين و يستثنى منها برنامج القيادة الذاتية و يكون ملكية كاملة للطرف الثاني

12. يلتزم الطرف الثاني بأن يكون ما يتم ابتكاره وتطويره من أجهزة وتقنيات في المنتج بشكل مشترك بين طرفي العقد تكون الملكية الفكرية وبراءات الاختراع مشتركة بين الطرفين، وما يقوم بابتكاره وتطويره احد الأطراف منفردا تكون ملكيته الفكرية وبراءات اختراعه خاصة بهذا الطرف .

13. يلتزم الطرف الثاني بتمويل وإنتاج عدد (١ مركبة ذاتية القيادة من كل نموذج) و تسليمها للطرف الأول بعد 10 اشهر من تاريخ هذا العقدو عدد (٢ مركبة ذاتية القيادة من كل نموذج) خلال 10 اشهر قابلة للتجديد ل 10 اشهر كحد اقصى بعد فترة تسليم المرحلة الأولى للبدء بالتجارب النهائية.

14. يضمن الطرف الثاني ان يكون المنتج موافقا لكافة المعايير والاشتراطات المعمول بها في جميع الجهات المعنية في دولة الامارات العربية المتحدة وامارة دبي .

15. يتكفل الطرف الثاني بعمليات التسويق والبيع للمنتج محليا وإقليميا وعالميا على ان يكون ذلك بموافقة واشراف الطرف الأول على كافة الصفقات.

16. يلتزم الطرف الثاني بتوفير كافة المتطلبات والمعلومات الخاصة بحماية حقوق الملكية الفكرية (براءة الاختراع والتصاميم) والمصنفات الفكرية الخاصة بالمشروع وتسليمها للطرف الأول والشركة المختصة حين الطلب وبأسرع وقت ممكن ويتحمل الطرف الثاني المسؤولية القانونية والمالية في حال التأخير .

17. تعتبر البرامج المشغلة للمركبات ذاتية القيادة بجميع أشكالها وما تم اعتماده من برامج و أنظمة شراكة بين الطرفين .

18. أي منتج يتم صناعته ويحتوي هذه البرامج و إن لم تكن في سيارة ذاتية القيادة يعد ملكية فكرية مشتركة

دي تي إس للترجمة القانونية
أبو الفتوح عزت
مترجم قانوني معتمد لدى وزارة العدل - دبي - الامارات
عربي - إنجليزي - عربي | رقم القيد 657
DTS Legal Translation
Abouelfotouh Ezzat
Legal Translator Certified by
Ministry of Justice – Dubai – UAE
Arabic – English – Arabic

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19. في حال انهاء التعاقد باي شكل من اشكال القانون يلتزم الطرف الثاني بتسليم كافة البرامج والانظمة المشاركة والمحوثللطرف الاول حتى تاريخ انهاء التعاقد ولا يحق للطرف الثاني استخدام اية برامج تكون ذات طابع امني وفق الانظمةوالقوانين المعمول بها في دولة الامارات العربية المتحدة .

رابعاً : الشروط المالية :

بعد قيام الطرف الثاني بتحصيل الايرادات العائدة من بيع المنتج يقوم بتقسيم الايرادات بعد حساب التكلفة الفعلية للمنتج وفقاً للاتي:-

أ. (50%) للطرف الأول .

ب. (50%) للطرف الثاني .

1- يلتزم الطرف الثاني بتحويل نسبة الطرف الأول نهاية كل شهر ميلادي من تقديم كل خدمة .

خامساً: مدة التعاقد:

ستكون شروط بنود هذا الإتفاقية صالحة لمدة 5 سنوات تبدأ إعتباراً من اليوم التالي من تاريخ التوقيع عليها على أن يقوم الطرف الثاني بتنفيذ المشروع خلال عشر أشهر من تاريخ توقيع هذه الاتفاقية .

سادساً : انهاء التعاقد

يمكن إنهاء هذه الإتفاقية من قبل الطرف الأول قبل إنتهاءها وذلك في حالة إخلال الطرف الثاني بأي بند من بنود هذه الإتفاقية أو إذا لم تحقق الهدف الذي من أجله تم التعاقد مع الاحتفاظ بحقه بالتعويض الوارد في بنود هذه الإتفاقية وعلى ان لايكون هذا الانهاء تعسفيا .

سابعاً : الأحكام العامة

1. إذا طرأ أي تغيير لدى أي من الطرفين وكان من شأنه أن يؤثر على تطبيق هذه الإتفاقية جاز للطرفين التشاور وتعديلها على أن يكون التعديل بموافقة الطرفين كتابياً وبما لا يضر في مصلحة الطرف الاول.
2. يحق للطرف الأول رفض المنتج متى كان مخالفا للمواصفات والمقاييس المشار اليها في ديباجة العقد وله وفق هذا الاتفاق الزام الطرف الثاني باستيفاء كافة مواصفات المنتج.
3. يعتبر باطلاً كل شرط في أية وثيقة أو سند يكون من شأنه إعفاء الطرف الثاني من المسؤولية عن تنفيذ أياً من التزاماته المحددة في هذه الإتفاقية.
4. تطبق أحكام القانون رقم 12 لسنة 2020 بشأن العقود وإدارة المخازن في حكومة دبي واللوائح والشروط العامة في كل ما لم يرد فيه نص بهذه الإتفاقية.
5. كافة المنازعات التي قد تنشأ حول بنود هذه الاتفاقية تختص بالفصل فيها محاكم إمارة دبي بما في ذلك محاكم مركز دبي المالي العالمي و في حالة عدم التوصل إلى حل هذه المنازعات عن طريق المفاوضات.

* وإشهاداً على ذلك أبرم هذا العقد في اليوم والشهر المدونين في صدره وبموجبه قام الطرفان بتوقيعه وختمه.

دي تي إس للترجمة القانونية
أبو الفتوح عزت
مترجم قانوني معتمد لدى وزارة العدل - دبي - الإمارات
عربي - إنجليزي - عربي | رقم القيد 657
DTS Legal Translation
Abouelfotouh Ezzat
Legal Translator Certified by
Ministry of Justice – Dubai – UAE
Arabic – English – Arabic

4

First Party : الطرف الأول		
Name:		الاسم:
Designation:		الوظيفة:
Signature:	....	التوقيع:
Seal:	....	الخاتم:

Second Party : الطرف الثاني		
Name:	فريد الجوهري	الاسم:
Designation:	الرئيس التنفيذي	الوظيفة:
Signature:	....	التوقيع:
Seal:	....	الخاتم:

DUBAI - U.A.E

MICROPOLIS DIGITAL DEVELOPMENT FZ-LLC

دي تي إس للترجمة القانونية
أبو الفتوح عزت
مترجم قانوني معتمد لدى وزارة العدل - دبي - الإمارات
عربي - إنجليزي - عربي | رقم القيد 657
DTS Legal Translation
Abouelfotouh Ezzat
Legal Translator Certified by
Ministry of Justice – Dubai – UAE
Arabic – English – Arabic

5